UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

Sun Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15086	94-2805249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 Network Circle Santa Clara, California	95054-1778
(Address of Principal Executive Offices)	(Zip Code)

(650) 960-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 26, 2005, Sun Microsystems, Inc. (“Sun”) issued a press release regarding Sun’s financial results for the fourth fiscal quarter and full fiscal year ended June 30, 2005. The full text of Sun’s press release, together with the related Condensed Consolidated Statements of Operations, Non-GAAP Calculation of Net Income (Loss) Excluding Special Items, Balance Sheets, and Cash Flows and Operations Analysis, are attached hereto as Exhibit 99.1.

The Non-GAAP Calculation of Net Income (Loss) Excluding Special Items and the Operations Analysis contain non-GAAP presentations of net income (loss) and EPS (basic and diluted), which exclude certain items below the presentation of the GAAP presentations of net income (loss) and EPS (basic and diluted). The excluded items include restructuring charges; purchased in-process research and development; loss (gain) on equity investments, net; settlement income; settlement of litigation; impairment of goodwill and other intangible assets; valuation allowance on deferred tax assets; and related tax effects. Restructuring charges related to Sun’s restructuring plans, including reductions to Sun’s work force, elimination of excess facility capacity and other actions. Purchased in-process research and development, and impairment of goodwill and other intangible assets are primarily related to the effect of Sun’s acquisition activity. Loss (gain) on equity investments, net, shows the effect of our investment portfolio management. Settlement income is a result of our settlement with Microsoft. Settlement of litigation is a result of our settlement with Kodak. Sun may include or exclude items from its non-GAAP presentations of net income (loss) and EPS (basic and diluted) that are different from the items included or excluded from other companies’ non-GAAP presentations of net income (loss) and EPS (basic and diluted). Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. While these non-GAAP financial measures are not necessarily representative of Sun’s core operations, Sun’s management believes that presentation of these measures provides useful information to investors by illustrating the impact of the excluded items on Sun’s net income (loss) and EPS (basic and diluted).

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by Sun Microsystems, Inc., dated July 26, 2005, titled “Sun Microsystems Reports Results for Fiscal 2005 and Fourth Quarter,” together with related Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and Condensed Consolidated Cash Flows, and Non-GAAP Calculation of Net Income (Loss) Excluding Special Items and Operations Analysis - Consolidated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2005

SUN MICROSYSTEMS, INC.

By:	/s/ Stephen T. McGowan
Stephen T. McGowan
Chief Financial Officer and Executive
Vice President, Corporate Resources